                   THE STRONG
                               DISCOVERY FUND II

                       ANNUAL REPORT  - DECEMBER 31, 1995


[PHOTO OF FAMILY]


 DESIGNED TO SEEK CAPITAL GROWTH BY EMPHASIZING INVESTMENTS IN COMPANIES WITH
                        ATTRACTIVE GROWTH OPPORTUNITIES

                             [STRONG FUNDS LOGO]

                                 Strong Funds

                  THE STRONG
                              DISCOVERY FUND II
                      ANNUAL REPORT - DECEMBER 31, 1995

                               Table of Contents

INVESTMENT REVIEWS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

FINANCIAL INFORMATION
      Schedule of Investments in Securities   . . . . . . . . . . . . . . . . . . . . .  4
      Statement of Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
      Statement of Assets and Liabilities   . . . . . . . . . . . . . . . . . . . . . .  8
      Statement of Changes in Net Assets  . . . . . . . . . . . . . . . . . . . . . . .  8
      Notes to Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . .  9
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . 12


                         The Strong DISCOVERY Fund II

[Photo of Component Boards]
Top Ten Sectors
based on net assets as of 12-31-95

1.    Technology               29.8%
2.    Financial                13.9%
3.    Consumer Cyclical        10.9%
4.    Healthcare               10.6%
5.    Capital Equipment         6.8%
6.    Retail                    4.1%
7.    Transportation            1.4%
8.    Consumer Staple           1.1%
9.    Energy                    0.7%
10.   Basic Material            0.5%



Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

As I begin my thirtieth year in this business, I appreciate more than ever what it takes to survive--and to thrive--as a money manager. My experience has taught me to be like a fox...to work with the pack without blindly following the herd...to bide my time, always ready to pounce and take advantage of the extraordinary opportunity when it presents itself.

I believe there are extraordinary opportunities out there right now for incisive, agile money managers. A number of great, young growth companies--in America and abroad--are poised to break away from their competition.

It is our goal to break away with them, using their strength and momentum to create rewards for our shareholders.

Since its inception on May 8, 1992 through December 31, 1995 the Strong Discovery Fund II has provided investors with a cumulative total return of 70.01%, outpacing the S&P 500 Stock Index's return of 63.88% for the same time period.

Market Summary

STOCKS. In 1995, two of the most influential factors that drive stock prices--earnings and interest rates--came together to create a nearly perfect environment for U.S. common stocks. The rally was a fairly steady one, with the S&P hitting 88 new highs during the twelve months. Most small stocks, though they lagged their larger brethren a bit, produced solid gains as well.

LONG BONDS. Moderate inflation and slow economic growth also helped to fuel a robust rally in long-term bonds. The benchmark 30-year Treasury bond's yield dropped to 5.95% by December 31 from 7.88% a year ago.

SHORT BONDS. Interest rates fell at the short end of the market, too. Although, thanks primarily to the Federal Reserve's moderated monetary policy, they dropped less than long rates did. After raising rates in February, the central bank lowered its federal funds rate twice, in July and in December. The easing, however, totaled just 50 basis points (0.50%) for the year, leaving the yield curve--the spread between short-and long-term rates--fairly flat.

Overall, 1995 was an excellent year for most investments, and we're proud to be able to include the Strong Discovery Fund II among that group. By balancing the Fund's holdings among a mix of resurgent, blue-chip companies and smaller, rapidly growing companies, we were able to create a total return of 35.26% for the year.

Strategy Review

STEADFAST COMMITMENT TO STOCKS. Throughout the year, we maintained a bullish exposure to U.S. common stocks. Three key factors led us to hold our course:

1. two years of robust corporate earnings growth,
2. the poor performance of the market in 1994, and
3. our view that interest rates would decline.

Our willingness to stick with a market that many believed was topping out helped the Fund participate fully in the market's year-long rally.

SELECTED THEMES. As ever, our approach to managing the portfolio included healthy measures of both bottom-up stock selection and theme-oriented research. For example, with the help of our energetic staff of analysts, we were able to take advantage of the year's strong surge in technology stocks.

In fact, a number of our holdings in this sector were among the portfolio's top performers. Examples include McAfee Associates, a California firm that specializes in computer-virus software, and CBT Group PLC, which develops, publishes, and markets software for networked and stand-alone personal computers.

By year end, however, we had begun taking profits, reducing our technology exposure significantly. As of December 31, technology issues accounted for 29.8% of the portfolio, down from a high of 50.3% at the end of September.

In addition to identifying sectors we believe show greater-than-average opportunity, we also seek to identify areas of the market that may be headed for trouble. The aging baby-boom generation, if it follows historical patterns, should soon begin to consume less and save more. This is not good news for most U.S. retailers. As a result, we have significantly underweighted this sector in the portfolio.

OPPORTUNISTIC USE OF BONDS. Late in the year, with the economy slowing and interest rates headed down further, we moved a portion of the portfolio into long-term bonds. As a result, we were able to lock in some attractive long-term yields.

Our Outlook

Overall, our outlook for U.S. stocks remains favorable. All the key variables are pointed in the right direction: growth is moderate, inflation is low, and we expect interest rates to ease further.

We all must keep in mind, however, that the market's huge run up in 1995 is a lot for the system to digest. Unless the Fed is willing to take more aggressive action to fuel the economy, the prospects for corporate earnings are, if not dim, certainly diminished, especially when compared to last year.

Still, we wholeheartedly believe that there are terrific investment opportunities out there for those investors who know where to look.

Thank you for choosing the Strong Discovery Fund II to help meet your investment needs.

Sincerely,

/s/ Richard S. Strong
Richard S. Strong
Portfolio Manager

[Photo of Richard S. Strong]

Asset Allocation
as of 12-31-95

Short-Term Investments        4.8%
Government Bonds             14.0%
Common & Preferred Stocks    81.2%

This allocation is presented as a percentage of net assets and does not reflect any options or futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Growth of an Assumed $10,000 Investment
from 5-8-92 to 12-31-95

          The Strong Discovery Fund II   S&P 500 Stock Index
 5-92          $10,000                      $10,000
 6-92            9,591                        9,857
12-92           10,887                       10,680
 6-93           11,392                       11,201
12-93           13,285                       11,756
 6-94           11,885                       11,358
12-94           12,569                       11,912
 6-95           14,658                       14,319
12-95          $17,001                      $16,388

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

Average Annual Total Returns*
through 12-31-95
1-year            35.26%
3-year            16.02%
Since inception   15.66%
(on 5-8-92)

SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1995

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (In Thousands)
                                                   ---------  --------------
COMMON STOCKS 80.3%
AUTO & TRUCK PARTS 1.4%
Bandag, Inc. Class A                                   3,200      $  170
Exide Corporation                                     37,200       1,707
Thompson PBE, Inc. (b)                               108,500       1,519
Transpro, Inc.                                         4,012          43
                                                                  ------
                                                                   3,439
AUTOMOBILE 1.5%
Chrysler Corporation                                  66,400       3,677

BANK - MONEY CENTER 7.0%
Bank of Tokyo, Ltd.                                   54,000         946
Bank of Tokyo, Ltd. ADR                                1,500         263
Citicorp                                              28,000       1,883
Dai-Ichi Kangyo Bank, Ltd. Japan                      53,000       1,041
Dai-Ichi Kangyo Bank, Ltd. Japan ADR                   1,900         374
Fuji Bank, Ltd.                                       43,000         949
Fuji Bank, Ltd. ADR                                    1,200         265
HSBC Holdings PLC ADR                                  6,900       1,044
Long-Term Credit Bank of Japan                        86,000         732
Mitsubishi Bank, Ltd. Japan                          125,000       2,939
Mitsubishi Bank, Ltd. Japan ADR                       14,500         353
Mitsubishi Trust & Banking Corporation                50,000         832
Mitsubishi Trust & Banking Corporation ADR             1,500         250
Mitsui Trust & Banking Company, Ltd.                 118,000       1,290
Sakura Bank, Ltd.                                    103,000       1,306
Sakura Bank, Ltd. ADR                                  2,900         368
Sumitomo Trust & Banking, Ltd.                        83,000       1,173
Yasuda Trust & Banking, Ltd.                         126,000         745
Yasuda Trust & Banking, Ltd. ADR                       5,000         296
                                                                  ------
                                                                  17,049
BEVERAGE - ALCOHOLIC 1.1%
Canandaigua Wine Company, Inc. (b)                    61,400       2,003
MSC Industrial Direct Company Class A (b)             28,400         781
                                                                   -----
                                                                   2,784
BROKERAGE & INVESTMENT MANAGEMENT 3.9%
CWM Mortgage Holdings, Inc.                           86,200       1,465
Daiwa Securities Company, Ltd.                        85,000       1,299
Daiwa Securities Company, Ltd. ADR                     1,700         260
Kankaku Securities Company (b)                        94,000         400
New Japan Securities, Ltd. (b)                        20,000         129
New Japan Securities, Ltd. ADR (b)                     4,400         284
Nikko Securities Company, Ltd. Japan                  25,000         322
Nikko Securities Company, Ltd. Japan ADR (b)           3,000         387
Nomura Securities Company, Ltd.                      109,000       2,373
Nomura Securities Company, Ltd. ADR                    4,400         960
The Quick & Reilly Group, Inc.                        52,962       1,086
Sanyo Securities, Ltd. (b)                            30,000         126
Yamaichi Securities, Ltd.                             39,000         303
Yamaichi Securities, Ltd. ADR                          4,000         311
                                                                   -----
                                                                   9,705
CHEMICAL 0.1%
Monsanto Company                                       1,500         184

COMMERCIAL SERVICE 5.4%
Accustaff, Inc. (b)                                  126,300       5,557
Career Horizons Corporation (b)                       25,075         846
Consolidated Graphics, Inc. (b)                       46,000       1,196
Corestaff, Inc. (b)                                    6,300         230
Education Alternatives, Inc. (b)                      61,475         277
HA-LO Industries, Inc. (b)                            36,700       1,129
Paychex, Inc.                                         18,400         918
Sensormatic Electronics Corporation                  171,550       2,981
                                                                  ------
                                                                  13,134
COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Dialogic Corporation (b)                              37,800       1,455
Seagate Technology, Inc. (b)                           5,100         242
VideoServer, Inc. (b)                                 39,500       1,244
                                                                  ------
                                                                   2,941
COMPUTER - PERSONAL & WORKSTATION 0.3%
Sun Microsystems, Inc. (b)                            16,800         766

COMPUTER SERVICE 0.4%
America Online, Inc. (b)                              28,500       1,069

COMPUTER SOFTWARE 13.4%
Access Health, Inc. (b)                               30,700       1,358
Adobe Systems, Inc.                                    3,000         186
Ascend Communications, Inc. (b)                       32,800       2,661
Avant! Corporation (b)                                43,000         828
CBT Group PLC ADR (b)                                 52,300       2,772
Cheyenne Software, Inc. (b)                           53,300       1,392
Cisco Systems, Inc. (b)                                  750          56
Computer Associates International, Inc.               83,225       4,733
Diamond Multimedia Systems, Inc. (b)                  15,900         570
Enterprise Systems, Inc. (b)                          21,300         650
FORE Systems, Inc. (b)                                63,000       3,748
Informix Corporation (b)                              19,300         579
McAfee Associates, Inc. (b)                           53,250       2,336
NTT Data Communications Systems Company                  120       4,029
NETCOM On-Line Communication Services, Inc. (b)       55,575       2,001
Netscape Communications Corporation                    3,800         528
Network Equipment Technologies, Inc. (b)              29,875         818
Network General Corporation (b)                       17,550         586
SQA, Inc. (b)                                          2,500          48
Spyglass, Inc. (b)                                    22,300       1,271
Sybase, Inc. (b)                                      29,700       1,069
3Com Corporation (b)                                  13,050         608
                                                                  ------
                                                                  32,827
COMPUTER SYSTEMS 3.9%
System Software Associates, Inc.                     439,088       9,550

CONGLOMERATE 0.5%
Marubeni Corporation                                 197,000       1,066
Marubeni Corporation ADR                               4,500         244
                                                                  ------
                                                                   1,310
CONSUMER - MISCELLANEOUS 2.1%
The Loewen Group, Inc.                               205,700       5,207

DIVERSIFIED OPERATIONS 0.1%
Jason, Inc. (Acquired 1/21/94; Cost $230) (b)(d)      26,125         149

ELECTRICAL EQUIPMENT 0.1%
Toshiba Corporation                                   45,000         352


                      See notes to financial statements.

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (In Thousands)
                                                   ---------  --------------
ELECTRONIC PARTS DISTRIBUTION 1.4%
Kent Electronics Corporation (b)                      10,150      $  593
Marshall Industries (b)                               85,650       2,752
                                                                   -----
                                                                   3,345

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
Mitsumi Electric Company, Ltd.                        15,000         361
Rohm Company, Ltd.                                    16,000         903
                                                                   -----
                                                                   1,264
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.4%
Dallas Semiconductor Corporation                       5,150         107
Uniphase Corporation (b)                               7,400         265
Xilinx, Inc. (b)                                      20,900         637
                                                                   -----
                                                                   1,009
FINANCE - MISCELLANEOUS 1.3%
American Express Company                              11,400         472
Capital One Financial Corporation                      5,900         141
Medaphis Corporation (b)                              35,450       1,312
Mercury Finance Company                               76,325       1,011
Sunamerica, Inc.                                       5,250         249
                                                                   -----
                                                                   3,185
HEALTHCARE - DRUG/DIVERSIFIED 1.8%
Pharmacia & Upjohn, Inc. (b)                         115,370       4,471

HEALTHCARE - MEDICAL SUPPLY 2.8%
Amerisource Distribution Corporation Class A(b)        5,500         182
Dentsply International, Inc.                          35,700       1,428
Gulf South Medical Supply, Inc. (b)                   22,800         690
Laboratory Corporation of America Holdings
        Warrants, Expire 4/28/00 (b)                   9,801           7
Omnicare, Inc.                                        31,275       1,400
Physician Sales & Service, Inc. (b)                   84,800       2,417
Sybron International Corporation (b)                  27,800         660
                                                                   -----
                                                                   6,784

HEALTHCARE - PATIENT CARE 6.0%
American Oncology Resources, Inc. (b)                 20,400         992
Community Care of America, Inc. (b)                   15,350         161
Compdent Corporation  (b)                              8,200         340
Coram Healthcare Corporation (b)                      16,700          73
Home Health Corporation of America (b)                59,100         650
Humana, Inc. (b)                                      46,675       1,278
Oxford Health Plans, Inc. (b)                         49,200       3,635
PhyCor, Inc. (b)                                       5,700         288
Physicians Health Services, Inc. Class A  (b)         14,300         529
Sheridan Healthcare, Inc. (b)                        181,000       2,195
United Dental Care, Inc. (b)                          70,900       2,925
U.S. Healthcare, Inc.                                 12,400         577
Vencor, Inc. (b)                                      22,634         736
WellPoint Health Networks, Inc. Class A (b)           10,500         337
                                                                   -----
                                                                  14,716
HOUSEHOLD APPLIANCE & FURNISHINGS 0.6%
Fedders Corporation Class A                          280,400       1,192
Matsushita-Kotobuki Electronics Industries, Ltd.
                                                      16,000         406
                                                                   -----
                                                                   1,598
INSURANCE - PROPERTY & CASUALTY 0.8%
Risk Capital Holdings, Inc. (b)                       80,800       1,889

LEISURE PRODUCT 3.3%
Custom Chrome, Inc. (b)                               28,400         657
Harley-Davidson, Inc.                                236,100       6,788
Oakley, Inc. (b)                                      17,100         581
                                                                   -----
                                                                   8,026
LEISURE SERVICE 1.2%
The Walt Disney Company                                9,650         569
Harrahs Entertainment, Inc. (b)                       82,400       1,998
Promus Hotel Corporation (b)                           9,250         206
Sholodge, Inc. (b)                                    13,400         127
                                                                   -----
                                                                   2,900
MACHINE TOOL 0.6%
Applied Power, Inc.                                   48,600       1,458

MACHINERY - AGRICULTURE 0.1%
Deere & Company                                        7,300         257

MEDIA - RADIO/TV 0.6%
CAI Wireless Systems, Inc.                             8,700          84
Evergreen Media Corporation Class A (b)               21,100         675
Heartland Wireless Communications, Inc. (b)           16,700         497
Infinity Broadcasting Corporation (b)                  2,600          97
People's Choice TV Corporation                         7,000         133
                                                                   -----
                                                                   1,486
METAL PRODUCTS & FABRICATION 0.6%
Sync Research, Inc. (b)                               30,400       1,376

MORTGAGE & RELATED SERVICE 0.1%
North American Mortgage Company                        7,200         153

OFFICE AUTOMATION 5.3%
Canon, Inc.                                           62,000       1,122
Canon, Inc. ADR                                        3,000         274
Danka Business Systems PLC ADR                       234,975       8,694
Nu-Kote Holding, Inc. Class A  (b)                    91,400       1,554
Xerox Corporation                                      9,300       1,274
                                                                   -----
                                                                  12,918
OIL - NORTH AMERICAN EXPLORATION
 & PRODUCTION 0.7%
Flores & Rucks, Inc. (b)                             114,400       1,659

PAPER & FOREST PRODUCTS 0.5%
Buckeye Cellulose Corporation (b)                     52,400       1,153

PERSONAL & COMMERCIAL LENDING 0.4%
National Auto Credit, Inc. (b)                        61,300         996

RAILROAD 1.4%
Burlington Northern Santa Fe Corporation              10,273         801
East Japan Railway Company                                95         461
Kansas City Southern Industries, Inc.                 45,700       2,091
                                                                   -----
                                                                   3,353
REAL ESTATE 0.4%
Mitsui Fudosan                                        87,000       1,069


                      See notes to financial statements.

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (IN THOUSANDS)
                                                   ---------  --------------
RETAIL - DEPARTMENT STORE 0.3%
Federated Department Stores, Inc. (b)                 25,100        $690

RETAIL - RESTAURANT 0.2%
Quality Dining, Inc. (b)                              10,100         245
Rainforest Cafe, Inc. (b)                             10,600         319
                                                                     ---
                                                                     564
RETAIL - SPECIALTY 3.5%
CUC International, Inc. (b)                           36,550       1,247
Central Garden and Pet Company (b)                   177,600       1,687
Corporate Express, Inc. (b)                           55,600       1,675
Hollywood Entertainment Corporation (b)               99,000         829
Movie Gallery, Inc.  (b)                              46,900       1,430
Office Depot, Inc. (b)                                90,450       1,786
Viking Office Products, Inc. (b)                         400          19
                                                                   -----
                                                                   8,673
SHOE & APPAREL MANUFACTURING 0.2%
Sankyo Seiki Manufacturing  (b)                       46,000         427

TELECOMMUNICATION EQUIPMENT 1.1%
Andrew Corporation (b)                                10,200         390
Cascade Communications Corporation (b)                 2,400         205
Newbridge Networks Corporation  (b)                   19,800         819
VTEL Corporation (b)                                  71,000       1,313
                                                                   -----
                                                                   2,727
TELECOMMUNICATION SERVICE 1.8%
DDI Corporation                                          554       4,288
EqualNet Holding Corporation (b)                      26,900         195
                                                                   -----
                                                                   4,483
                                                                 -------
TOTAL COMMON STOCKS (COST $186,340)                              196,772

PREFERRED STOCK 0.9%
SAP AG  (Cost $2,065)                                 14,000       2,123

UNITED STATES GOVERNMENT ISSUES 14.0%
United States Treasury Bonds, 6.875%,
  Due 8/15/25 (c) (Cost $33,589)                     $30,375      34,276

CASH EQUIVALENTS (a) 2.6%
COMMERCIAL PAPER
DISCOUNTED 2.2%
Salomon, Inc.
  Due 1/02/96                                          2,870       2,870
Mallinckrodt Group
  Due 1/02/96                                          2,530       2,530
                                                                   -----
                                                                   5,400

INTEREST BEARING, DUE UPON DEMAND 0.4%
Sara Lee Corporation, 5.47%                              661         661
Southwestern Bell Telephone Company, 5.72%               286         286
Wisconsin Electric Power Company, 5.53%                   28          28
                                                                   -----
                                                                     975
                                                                   -----
Total Cash Equivalents (Cost $6,375)                               6,375
                                                                   -----
TOTAL INVESTMENTS IN SECURITIES
(COST $228,369) 97.8%                                            239,546
Other Assets and Liabilities, Net 2.2%                             5,501
                                                                 -------
NET ASSETS 100.0%                                               $245,047
                                                                 =======

FUTURES
-------

                                         UNDERLYING
                                        FACE AMOUNT      UNREALIZED
                         EXPIRATION      AT VALUE       DEPRECIATION
                            DATE      (In Thousands)   (In Thousands)
                         ----------   --------------   --------------
Sold:
136  S&P 500 Futures         3/96       $42,055          $   130

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------

                                           VALUE         UNREALIZED
                         SETTLEMENT       IN USD        APPRECIATION
                            DATE      (In Thousands)   (In Thousands)
                         ----------   --------------   --------------
Sold:
    3,058,973    DEM       5/17/96    $ 2,145           $   21
3,640,578,000    JPY       5/13/96     35,232            1,432

OPTIONS
-------

                                                                    PREMIUMS
                                                        NUMBER   (In Thousands)
                                                        ------   --------------
Options outstanding at Beginning of Period                --          $  --
Options written during the period                       1,097            431
Options cancelled in closing purchase transactions     (1,097)          (431)
                                                       -------        -------
Options outstanding at End of Period                      --           $  --
                                                       =======        =======

Exercised and expired options resulted in a capital loss (in thousands) of $87.

                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
-----------------------                        -------------
United States . . . . . . . . . . . . . . . . . .       75.0%
Japan . . . . . . . . . . . . . . . . . . . . . .       14.8%
United Kingdom  . . . . . . . . . . . . . . . . .        3.5%
Canada  . . . . . . . . . . . . . . . . . . . . .        2.1%
Ireland . . . . . . . . . . . . . . . . . . . . .        1.1%
Germany . . . . . . . . . . . . . . . . . . . . .        0.9%
Hong Kong . . . . . . . . . . . . . . . . . . . .        0.4%
Other Assets and Liabilities, Net . . . . . . . .        2.2%
                                                       ------
Total . . . . . . . . . . . . . . . . . . . . . .      100.0%
                                                       ======

LEGEND
------
(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.

    All principal amounts and costs are stated in thousands. Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
----------------------
DEM   German Mark
JPY   Japanese Yen

                      See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995              (In Thousands)
INCOME:
  Dividends                                            $ 1,134
  Interest                                                 476
                                                       -------
  Total Income                                           1,610

EXPENSES:
  Investment Advisory Fees                               1,677
  Custodian Fees                                           157
  Shareholder Servicing Costs                              260
  Reports to Shareholders                                   37
  Federal and State Registration Fees                       21
  Other                                                     45
                                                       -------
  Total Expenses                                         2,197
                                                       -------
NET INVESTMENT LOSS                                       (587)

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on:
    Investments                                         33,729
    Futures Contracts, Options, and Hedges                 145
    Foreign Currencies                                       1
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                         13,860
    Futures Contracts, Options, and Hedges               1,323
                                                       -------

NET GAIN                                                49,058
                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $48,471
                                                       =======

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
                                     (In Thousands, Except Per Share Amounts)

ASSETS:
  Investments in Securities, at Value (Cost of $228,369)            $239,546
  Receivable from Brokers for Securities and
    Forward Foreign Currency Contracts Sold                           11,287
  Dividends and Interest Receivable                                    2,213
                                                                    --------
  Total Assets                                                       253,046

LIABILITIES:
  Payable to Brokers for Securities and
   Forward Foreign Currency Contracts Purchased                        7,434
  Accrued Operating Expenses and Other Liabilities                       565
                                                                    --------
  Total Liabilities                                                    7,999
                                                                    --------
NET ASSETS                                                          $245,047
                                                                    ========

Capital Shares
  Authorized                                                         300,000
  Outstanding                                                         18,233

NET ASSET VALUE PER SHARE                                           $  13.44
                                                                    ========




STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1995 and 1994            (In Thousands)
                                                          1995      1994
                                                      --------     --------
OPERATIONS:
  Net Investment Income (Loss)                        ($   587)    $  1,047
  Net Realized Gain                                     33,875        2,742
  Change in Unrealized Appreciation/Depreciation        15,183       (8,203)
                                                      --------     --------
  Increase (Decrease) in Net Assets Resulting
     from Operations                                    48,471       (4,414)

CAPITAL SHARE TRANSACTIONS                              80,827       60,218

DISTRIBUTIONS:
  From Net Investment Income                                --       (1,047)
  In Excess of Net Investment Income                    (3,178)      (4,473)
  From Net Realized Gains                                   --       (3,295)
                                                      --------     --------

TOTAL INCREASE IN NET ASSETS                           126,120       46,989

NET ASSETS:
  Beginning of Year                                    118,927       71,938
                                                      --------     --------
  End of Year                                         $245,047     $118,927
                                                      ========     ========


                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1.  ORGANIZATION
    The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1995 were as follows (in thousands):
            Aggregate Cost           $230
            Aggregate Fair Value      149
            Percent of Net Assets     0.1%

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

         The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

    (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

    (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.
         Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    December 31, 1995

    (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

    (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  NET ASSETS
    Net assets as of December 31, 1995 were as follows (in thousands):

    Capital Stock                       $204,656
    Undistributed Net Investment Loss       (234)
    Undistributed Net Realized Gain       28,125
    Net Unrealized Appreciation           12,500
                                        --------
                                        $245,047
                                        ========

4.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund for the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                    1995               1994
                             ----------------   ----------------
                             SHARES   DOLLARS   SHARES   DOLLARS
                             ------   --------  -------  -------
Shares Sold                  11,517  $141,163    9,272  $101,331
Dividends Reinvested            240     3,176      851     8,807
Shares Redeemed              (5,338)  (63,512)  (4,542)  (49,920)
                             ------  --------   ------  --------
                              6,419  $ 80,827    5,581  $ 60,218
                             ======  ========   ======  ========

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

    The amount payable to the Advisor at December 31, 1995 and unaffiliated directors' fees for 1995 were (in thousands) $262 and $4, respectively.

6.  INVESTMENT TRANSACTIONS
    The aggregate purchases and sales of long-term securities for the year ended December 31, 1995 were as follows (in thousands):

    Purchases:
      U.S. Government and Agency   $ 33,589
      Other                         929,508

    Sales:
    U.S. Government and Agency           --
    Other                           873,156

7.  INCOME TAX INFORMATION
    At December 31, 1995, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):


    Aggregate Investment Cost   $229,273
                                ========
    Aggregate Unrealized:
      Appreciation              $ 21,606
      Depreciation               (11,333)
                                --------
                                $ 10,273
                                ========

For corporate shareholders in the Fund, the percentage qualifying for the dividends-received deduction is 20.3%.

FINANCIAL HIGHLIGHTS


The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.

                                                                1995       1994       1993     1992(a)
                                                              -------     -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.07     $ 11.54    $ 10.15    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                          (0.03)       0.10       0.05       0.04
  Net Realized and Unrealized Gains
  (Losses) on Investments                                        3.58       (0.71)      2.09       0.78
                                                           ----------   ---------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                                 3.55       (0.61)      2.14       0.82

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                       --       (0.10)     (0.05)     (0.04)
  In Excess of Net Investment Income                            (0.18)      (0.43)     (0.70)        --
  From Net Realized Gains                                          --       (0.33)        --      (0.63)(b)
                                                           ----------   ---------   --------   --------

TOTAL DISTRIBUTIONS                                             (0.18)      (0.86)     (0.75)     (0.67)
                                                           ----------   ---------   --------   --------
NET ASSET VALUE, END OF PERIOD                             $   13.44    $   10.07   $  11.54   $  10.15
                                                           ==========   =========   ========   ========

Total Return                                                   +35.3%        -5.4%     +22.0%      +8.9%

Net Assets, End of Period (In Thousands)                   $ 248,047    $ 118,927   $ 71,938   $ 26,739
Ratio of Expenses to Average Net Assets                          1.3%         1.2%       1.3%       1.7%*
Ratio of Net Investment Income to Average Net Assets            (0.3%)        1.1%       0.5%       0.5%*
Portfolio Turnover Rate                                        542.1%       662.5%     976.5%   1,149.6%

*   Calculated on an annualized basis.
(a) Inception date is May 8, 1992. Total return and portfolio turnover rate are not annualized.
(b) Ordinary income distribution for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of the Strong Discovery Fund II


We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Discovery Fund II as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
January 25, 1996

                              [STRONG FUNDS LOGO]
                       STRONG FUNDS DISTRIBUTORS, INC.
                                P.O. Box 2936
                          Milwaukee, Wisconsin 53201



                                                              2010A96